Exhibit 10.1
DEFERRED STOCK UNIT AWARD AGREEMENT
The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan
     This Deferred Stock Unit Award Agreement (this “Agreement”) is made by and between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                              (the “Director”) effective as of the                      day of                                          , 20___( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Director and the terms and provisions of which are incorporated by reference herein.
     Whereas, the Company desires to grant to the Director the Deferred Stock Units specified herein, subject to the terms and conditions of this Agreement; and
     Whereas, the Director desires to have the opportunity to receive from the Company an award of Deferred Stock Units subject to the terms and conditions of this Agreement;
     Now, Therefore, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:
     (a) “Assets” means assets of any kind owned by the Company, including but not limited to securities of the Company’s direct and indirect subsidiaries.
     (b) “Beneficial Owner” has the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or any successor act.
     (c) “Change in Control” shall mean the occurrence of any of the following:
          (i) the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;
          (ii) the consummation of a Merger of the Company with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger;
          (iii) the consummation of a Merger of a Wholly-Owned Subsidiary with another Entity if the gross revenues of such Wholly-Owned Subsidiary (including the Entities wholly-owned directly or indirectly by such Wholly-Owned Subsidiary) for the twelve-month period immediately preceding the month in which the Merger occurs equal or exceed 30 percent of the consolidated gross revenues reported by the Company on the Company’s consolidated financial statements for such period;
          (iv) any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities;
          (v) a sale, transfer, lease or other disposition of all or substantially all of the Assets is consummated (an “Asset Sale”), unless:
               (A) the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company’s Voting Securities immediately prior to such Asset Sale; or
               (B) the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or
          (vi) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
     (d) “Common Stock” shall mean the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company’s shareholders).
     (e) “Deferred Stock Unit” shall mean a Deferred Stock Unit issued under the Plan that is subject to the Forfeiture Restrictions.
     (f) “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.
     (g) “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Deferred Stock Units issued to the Director hereunder and the obligation to forfeit and surrender such Deferred Stock Units to the Company.
     (h) “Incumbent Director” means:
          (i) a member of the Board on the Grant Date; or
          (ii) an individual:
               (A) who becomes a member of the Board after the Grant Date;

               (B) whose appointment or election by the Board or nomination for election by the Company’s shareholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and
               (C) whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.
     (i) “Merger” means a merger, consolidation or similar transaction.
     (j) “Period of Restriction” shall mean the period during which a Deferred Stock Unit is subject to Forfeiture Restrictions, which period shall end on [the later of (i) one year after the Grant Date, and (ii) ]                                         , 20___.
     (k) “Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, or any successor act, and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of those securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
     (l)  “Specified Owner” means any of the following:
          (i) George Zimmer; any Person controlled by George Zimmer and any trust established by George Zimmer for the benefit of himself or his immediate family;
          (ii) the Company;
          (iii) an Affiliate of the Company;
          (iv) an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;
          (v) a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or
          (vi) a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger.

     (m) “Voting Securities” means the outstanding securities entitled to vote generally in the election of directors or other governing body.
     (n) “Wholly-Owned Subsidiary” means an Entity that is, directly or indirectly, wholly owned by the Company.
     Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.
     2. Grant of Deferred Stock Units. Effective as of the Grant Date, the Company hereby grants to the Director                                          Deferred Stock Units. In accepting the award of Deferred Stock Units granted in this Agreement the Director accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Upon the lapse of the Forfeiture Restrictions applicable to a Deferred Stock Unit that is awarded hereby, the Company shall issue to the Director one share of the Common Stock in exchange for such Deferred Stock Unit and thereafter the Director shall have no further rights with respect to such Deferred Stock Unit. The Company shall cause to be delivered to the Director in electronic or certificated form any shares of the Common Stock that are to be issued under the terms of this Agreement in exchange for Deferred Stock Units awarded hereby, and such shares of the Common Stock shall be transferable by the Director as provided herein (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).
     3. Deferred Stock Units Do Not Award Any Rights Of A Shareholder. The Director shall not have the voting rights or any of the other rights, powers or privileges of a holder of the Common Stock with respect to the Deferred Stock Units that are awarded hereby. Only after a share of the Common Stock is issued in exchange for a Deferred Stock Unit will the Director have all of the rights of a shareholder with respect to such share of Common Stock issued in exchange for a Deferred Stock Unit.
     4. Dividend Equivalent Payments. If during the period the Director holds any Deferred Stock Units granted under this Agreement the Company pays a dividend in cash with respect to the outstanding shares of the Common Stock (a “Cash Dividend”), then the Company will pay to the Director an amount equal to the product of (a) the Deferred Stock Units awarded hereby that have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (b) the amount of the Cash Dividend paid per share of the Common Stock (the “Dividend Equivalents”). The Company shall pay currently (and in no case later than the end of the calendar year in which the Cash Dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the Cash Dividend is paid to the holders of the Common Stock), in cash, an amount equal to the Dividend Equivalents with respect to the Director’s Deferred Stock Units. If during the period the Director holds any Deferred Stock Units granted under this Agreement the Company pays a dividend in shares of the Common Stock with respect to the outstanding shares of the Common Stock, then the Company will increase the Deferred Stock Units awarded hereby that have not then been forfeited to or exchanged by the Company for shares of the Common Stock by an amount equal to the product of (a) the Deferred Stock Units awarded hereby that have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (b) the number of shares of the Common Stock paid by the Company per share of the Common Stock (collectively, the “Stock Dividend Deferred Stock Units”). Each Stock Dividend Deferred Stock Unit will be subject to same Forfeiture Restrictions and other restrictions, limitations and conditions applicable to the Deferred Stock Unit for which such Stock Dividend Deferred Stock Unit was awarded and will be exchanged for shares of the Common Stock at the same time and on the same basis as such Deferred Stock Unit.
     5. Transfer Restrictions. The Deferred Stock Units granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of (other than by will or the applicable laws of descent and distribution). Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby. Further, any shares of the Common Stock issued to the Director in exchange for Deferred Stock Units awarded hereby may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws. The Director also agrees that the Company may (a) refuse to cause the transfer of any such shares of the Common Stock to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of such shares of the Common Stock. The shares of Common Stock that may be issued under the Plan are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8. A Prospectus describing the Plan and the shares of Common Stock is available from the Company.
     6. Vesting.
     (a) The Deferred Stock Units that are granted hereby shall be subject to the Forfeiture Restrictions. Except as otherwise provided in Section 4(b), the Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are granted hereby at the end of the last day of the Period of Restriction provided that the Director continues to be a member of the Board on such date. If the Director ceases to be a member of the Board for any reason before the end of the last day of the Period of Restriction including due to the death or disability of the Director, the Forfeiture Restrictions then applicable to the Restricted Shares shall not lapse and all the Restricted Shares shall be forfeited to the Company. The Director shall have no vested interest in the Deferred Stock Units credited to his or her bookkeeping ledger account except as set forth in this Section 6.
     (b) Notwithstanding the provisions of Section 4(a), all remaining Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are granted hereby immediately upon the occurrence of a Change in Control provided that the Director continues to be a member of the Board immediately prior to the occurrence of such Change in Control.
     7. Capital Adjustments and Reorganizations. The existence of the Deferred Stock Units shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

     8. Nontransferability. The Agreement is not transferable by the Director otherwise than by will or by the laws of descent and distribution.
     9. Not an Employment or Service Agreement. This Agreement is not an employment or service agreement, and no provision of this Agreement shall be construed or interpreted to create an employment or service relationship between the Director and the Company or guarantee the right to remain a member of the Board for any specified term.
     10. Legend. The Director consents to the placing on the certificate for any shares of Common Stock issued under the Agreement in certificated form an appropriate legend restricting resale or other transfer of such shares except in accordance with such act and all applicable rules thereunder.
     11. Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Director at the Director’s residential address indicated beneath the Director’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.
     12. Amendment and Waiver. This Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Director. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same. No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.
     13. Governing Law and Severability. The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.
     14. Successors and Assigns. Subject to the limitations which this Agreement imposes upon the transferability of the Deferred Stock Units granted hereby and any shares of the Common Stock issued hereunder, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Director, the Director’s permitted assigns, executors, administrators, agents, legal and personal representatives.
     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

     In Witness Whereof, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Director has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Title:

DIRECTOR:

Name:

Address:

RESTRICTED STOCK AWARD AGREEMENT
The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan
     This Restricted Stock Award Agreement (this “Agreement”) is made by and between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                              (the “Director”) effective as of the            day of                                         , 20___( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Director and the terms and provisions of which are incorporated by reference herein.
     Whereas, the Company desires to grant to the Director the shares of the Company’s common stock, $.01 par value, specified herein (the “Shares”), subject to the terms and conditions of this Agreement; and
     Whereas, the Director desires to have the opportunity to hold the Shares subject to the terms and conditions of this Agreement;
     Now, Therefore, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:
     (a) “Assets” means assets of any kind owned by the Company, including but not limited to securities of the Company’s direct and indirect subsidiaries.
     (b) “Beneficial Owner” has the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or any successor act.
     (c) “Change in Control” shall mean the occurrence of any of the following:
          (i) the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;
          (ii) the consummation of a Merger of the Company with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger;
          (iii) the consummation of a Merger of a Wholly-Owned Subsidiary with another Entity if the gross revenues of such Wholly-Owned Subsidiary (including the Entities wholly-owned directly or indirectly by such Wholly-Owned Subsidiary) for the twelve-month period immediately preceding the month in which the Merger occurs equal or exceed 30 percent of the consolidated gross revenues reported by the Company on the Company’s consolidated financial statements for such period;
          (iv) any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities;
          (v) a sale, transfer, lease or other disposition of all or substantially all of the Assets is consummated (an “Asset Sale”), unless:
               (A) the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company’s Voting Securities immediately prior to such Asset Sale; or
               (B) the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or
          (vi) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
     (d) “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.
     (e) “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Shares issued to the Director hereunder and the obligation to forfeit and surrender such Shares to the Company.
     (f) “Incumbent Director” means:
          (i) a member of the Board on the Grant Date; or
          (ii) an individual:
               (A) who becomes a member of the Board after the Grant Date;
               (B) whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and
               (C) whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

     (g) “Merger” means a merger, consolidation or similar transaction.
     (h) “Period of Restriction” shall mean the period during which Restricted Shares are subject to Forfeiture Restrictions and during which Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, which period shall end on [the later of (i) one year after the Grant Date, and (ii) ]                                        , 20___.
     (i) “Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, or any successor act, and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of those securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
     (j) “Restricted Shares” shall mean the Shares that are subject to the Forfeiture Restrictions under this Agreement.
     (k) “Specified Owner” means any of the following:
          (i) George Zimmer; any Person controlled by George Zimmer and any trust established by George Zimmer for the benefit of himself or his immediate family;
          (ii) the Company;
          (iii) an Affiliate of the Company;
          (iv) an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;
          (v) a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or
          (vi) a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger.
     (l) “Voting Securities” means the outstanding securities entitled to vote generally in the election of directors or other governing body.

     (m) “Wholly-Owned Subsidiary” means an Entity that is, directly or indirectly, wholly owned by the Company.
     Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.
     2. Grant of Restricted Shares. Effective as of the Grant Date, the Company shall cause to be issued in the Director’s name the following Shares as Restricted Shares:            shares of the Company’s common stock, $.01 par value. The Company shall cause certificates evidencing the Restricted Shares, and any shares of Stock or rights to acquire shares of Stock distributed by the Company in respect of Restricted Shares during any Period of Restriction (the “Retained Distributions”), to be issued in the Director’s name. During the Period of Restriction such certificates shall bear a restrictive legend to the effect that ownership of such Restricted Shares (and any Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and this Agreement. The Director shall have the right to vote the Restricted Shares awarded to the Director and to receive and retain all regular dividends paid in cash or property (other than Retained Distributions), and to exercise all other rights, powers and privileges of a holder of Shares, with respect to such Restricted Shares, with the exception that (a) the Director shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Forfeiture Restrictions applicable thereto shall have expired, (b) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Shares (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and (c) the Director may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions during the Period of Restriction. Upon issuance the certificates shall be delivered to such depository as may be designated by the Committee as a depository for safekeeping until the forfeiture of such Restricted Shares occurs or the Forfeiture Restrictions lapse, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and this Agreement. In accepting the award of Shares set forth in this Agreement the Director accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement.
     3. Transfer Restrictions. The Shares granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of, to the extent then subject to the Forfeiture Restrictions. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby. Further, the Shares granted hereby that are no longer subject to Forfeiture Restrictions may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws. The Director also agrees that the Company may (a) refuse to cause the transfer of the Shares to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares. The Shares are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8. A Prospectus describing the Plan and the Shares is available from the Company.
     4. Vesting.
     (a) The Shares that are granted hereby shall be subject to the Forfeiture Restrictions. Except as otherwise provided in Section 4(b), the Forfeiture Restrictions shall lapse as to the Shares that are granted hereby at the end of the last day of the Period of Restriction provided that the Director continues to be a member of the Board on such date. If the Director ceases to be a member of the Board for any reason before the end of the last day of the Period of Restriction including due to the death or disability of the Director, the Forfeiture Restrictions then applicable to the Restricted Shares shall not lapse and all the Restricted Shares shall be forfeited to the Company.
     (b) Notwithstanding the provisions of Section 4(a), all remaining Forfeiture Restrictions shall lapse as to the Shares that are granted hereby immediately upon the occurrence of a Change in Control provided that the Director continues to be a member of the Board immediately prior to the occurrence of such Change in Control.
     (c) Upon the lapse of the Forfeiture Restrictions with respect to the Shares granted hereby the Company shall cause to be delivered to the Director a stock certificate representing such Shares, and such Shares shall be transferable by the Director (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law). Notwithstanding any other provision of this Agreement, in no event will the Forfeiture Restrictions expire prior to the earlier of the occurrence of a Change in Control or the satisfaction by the Director of any obligation to serve as a member of the Board.
     5. Capital Adjustments and Reorganizations. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.
     6. Section 83(b) Election. The Director shall not exercise the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the prior written approval of the Chief Financial Officer of the Company.
     7. No Fractional Shares. All provisions of this Agreement concern whole Shares. If the application of any provision hereunder would yield a fractional share, such fractional share shall be rounded down to the next whole share if it is less than 0.5 and rounded up to the next whole share if it is 0.5 or more.
     8. Not an Employment or Service Agreement. This Agreement is not an employment or service agreement, and no provision of this Agreement shall be construed or interpreted to create an employment or service relationship between the Director and the Company or guarantee the right to remain a member of the Board for any specified term.
     9. Legend. The Director consents to the placing on the certificate for the Shares of an appropriate legend restricting resale or other transfer of the Shares except in accordance with such act and all applicable rules thereunder.
     10. Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Director at the Director’s residential address indicated beneath the Director’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.
     11. Amendment and Waiver. This Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Director. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same. No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.
     12. Governing Law and Severability. The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.
     13. Successors and Assigns. Subject to the limitations which this Agreement imposes upon the transferability of the Shares granted hereby, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Director, the Director’s permitted assigns, executors, administrators, agents, legal and personal representatives.
     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

     In Witness Whereof, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Director has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Title:

DIRECTOR:

Name:

Address:

Irrevocable Stock Power
     Know all men by these presents, that the undersigned, For Value Received, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), the Shares transferred pursuant to the Restricted Stock Award Agreement dated effective                                         , 20___, between the Company and the undersigned; and subject to and in accordance with such Restricted Stock Award Agreement the undersigned does hereby constitute and appoint the Secretary of the Company the undersigned’s true and lawful attorney, IRREVOCABLY, to sell, assign, transfer, hypothecate, pledge and make over all or any part of such Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his substitutes shall lawfully do by virtue hereof.
     In Witness Whereof, the undersigned has executed this Irrevocable Stock Power effective the       day of                                         , 20___.

Name: